Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

F-3

SaverOne 2014 Ltd.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price		Fee Rate		Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward

Newly Registered Securities
Carry Forward Securities
Carry Forward Securities	Equity	Ordinary Shares, par value NIS 0.01 per share	(1)	415(a)(6)		$	$			$		F-3	333-274458	09/27/2023	$
Carry Forward Securities	Equity	American Depositary Shares Representing Ordinary Shares, par value NIS 0.01 per share	(2)	415(a)(6)								F-3	333-274458	09/27/2023
Carry Forward Securities	Other	Units	(3)	415(a)(6)								F-3	333-274458	09/27/2023
Carry Forward Securities	Other	Warrants	(4)	415(a)(6)								F-3	333-274458	09/27/2023
Carry Forward Securities	Other	Subscription Rights	(5)	415(a)(6)								F-3	333-274458	09/27/2023
Carry Forward Securities	Unallocated (Universal) Shelf		(6)	415(a)(6)		$		$47,350,000.00		$		F-3	333-274458	09/27/2023		$5,217.00

Total Offering Amounts:								$47,350,000.00			0.00
Total Fees Previously Paid:											0.00
Total Fee Offsets:											0.00
Net Fee Due:											$0.00

__________________________________________
Offering Note(s)

(1)	There is being registered hereunder an indeterminate number of shares of (a) Ordinary Shares, par value NIS 0.01 per share; (b) American Depositary Shares representing Ordinary Shares par value NIS 0.01 per share; (c) Units; (d) Warrants; and (e) Subscription Rights, consisting of some or all of these securities in any combination. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum initial offering price per unit will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of ordinary shares that may be issued from time to time to prevent dilution as a result of a distribution, split, combination or similar transaction.

An unspecified maximum aggregate offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices, to be determined at the time of their sale.

Pursuant to Rule 415(a)(6) under the Securities Act, this registration statement includes $47,350,000 of unsold securities, or the Unsold Securities, of the registrant that had been previously registered pursuant to the registration statement on Form F-3 (File No. 333-274458) initially filed on September 11, 2023, as amended by Amendment No. 1 to Form F-3 filed on September 22, 2023, and declared effective on September 29, 2023, or the Prior Registration Statement. In connection with the registration of the Unsold Securities on the Prior Registration Statement, the registrant paid a registration fee of $5,51 (calculated at the filing fee rate in effect at the time of the filing of the Prior Registration Statement). In accordance with SEC rules, the registrant may continue to use the Prior Registration Statement on Form F-3 to offer and sell any unsold securities during the grace period afforded by Rule 415(a)(5). Pursuant to Rule 415(a)(6), the registrant is carrying forward to this registration statement the Unsold Securities that were previously registered on the Prior Registration Statement, and the registration fee paid with respect to the Unsold Securities will continue to be applied to the Unsold Securities that are being carried forward to this registration statement. No additional filing fee is due with respect to the Unsold Securities included in this registration statement. Pursuant to Rule 415(a)(6), the offering of the Unsold Securities under the Prior Registration Statement will be deemed terminated as of the time of filing this registration statement. If the registrant sells any additional securities pursuant to the Prior Registration Statement on Form F-3 after the date hereof and prior to the date of effectiveness of this Registration Statement, the registrant will file a pre-effective amendment to this Registration Statement to update the amount of unsold securities from the Prior Registration Statement on Form F-3 to be included in this registration statement pursuant to Rule 415(a)(6). Pursuant to Rule 415(a)(6), the offering of unsold securities under the Prior Registration Statement on Form F-3 will be deemed terminated as of the date of effectiveness of this Registration Statement.
(2)	There is being registered hereunder an indeterminate number of shares of (a) Ordinary Shares, par value NIS 0.01 per share; (b) American Depositary Shares representing Ordinary Shares par value NIS 0.01 per share; (c) Units; (d) Warrants; and (e) Subscription Rights, consisting of some or all of these securities in any combination. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum initial offering price per unit will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of ordinary shares that may be issued from time to time to prevent dilution as a result of a distribution, split, combination or similar transaction.

An unspecified maximum aggregate offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices, to be determined at the time of their sale.

Pursuant to Rule 415(a)(6) under the Securities Act, this registration statement includes $47,350,000 of unsold securities, or the Unsold Securities, of the registrant that had been previously registered pursuant to the registration statement on Form F-3 (File No. 333-274458) initially filed on September 11, 2023, as amended by Amendment No. 1 to Form F-3 filed on September 22, 2023, and declared effective on September 29, 2023, or the Prior Registration Statement. In connection with the registration of the Unsold Securities on the Prior Registration Statement, the registrant paid a registration fee of $5,51 (calculated at the filing fee rate in effect at the time of the filing of the Prior Registration Statement). In accordance with SEC rules, the registrant may continue to use the Prior Registration Statement on Form F-3 to offer and sell any unsold securities during the grace period afforded by Rule 415(a)(5). Pursuant to Rule 415(a)(6), the registrant is carrying forward to this registration statement the Unsold Securities that were previously registered on the Prior Registration Statement, and the registration fee paid with respect to the Unsold Securities will continue to be applied to the Unsold Securities that are being carried forward to this registration statement. No additional filing fee is due with respect to the Unsold Securities included in this registration statement. Pursuant to Rule 415(a)(6), the offering of the Unsold Securities under the Prior Registration Statement will be deemed terminated as of the time of filing this registration statement. If the registrant sells any additional securities pursuant to the Prior Registration Statement on Form F-3 after the date hereof and prior to the date of effectiveness of this Registration Statement, the registrant will file a pre-effective amendment to this Registration Statement to update the amount of unsold securities from the Prior Registration Statement on Form F-3 to be included in this registration statement pursuant to Rule 415(a)(6). Pursuant to Rule 415(a)(6), the offering of unsold securities under the Prior Registration Statement on Form F-3 will be deemed terminated as of the date of effectiveness of this Registration Statement.
(3)	There is being registered hereunder an indeterminate number of shares of (a) Ordinary Shares, par value NIS 0.01 per share; (b) American Depositary Shares representing Ordinary Shares par value NIS 0.01 per share; (c) Units; (d) Warrants; and (e) Subscription Rights, consisting of some or all of these securities in any combination. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum initial offering price per unit will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of ordinary shares that may be issued from time to time to prevent dilution as a result of a distribution, split, combination or similar transaction.

An unspecified maximum aggregate offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices, to be determined at the time of their sale.

Pursuant to Rule 415(a)(6) under the Securities Act, this registration statement includes $47,350,000 of unsold securities, or the Unsold Securities, of the registrant that had been previously registered pursuant to the registration statement on Form F-3 (File No. 333-274458) initially filed on September 11, 2023, as amended by Amendment No. 1 to Form F-3 filed on September 22, 2023, and declared effective on September 29, 2023, or the Prior Registration Statement. In connection with the registration of the Unsold Securities on the Prior Registration Statement, the registrant paid a registration fee of $5,51 (calculated at the filing fee rate in effect at the time of the filing of the Prior Registration Statement). In accordance with SEC rules, the registrant may continue to use the Prior Registration Statement on Form F-3 to offer and sell any unsold securities during the grace period afforded by Rule 415(a)(5). Pursuant to Rule 415(a)(6), the registrant is carrying forward to this registration statement the Unsold Securities that were previously registered on the Prior Registration Statement, and the registration fee paid with respect to the Unsold Securities will continue to be applied to the Unsold Securities that are being carried forward to this registration statement. No additional filing fee is due with respect to the Unsold Securities included in this registration statement. Pursuant to Rule 415(a)(6), the offering of the Unsold Securities under the Prior Registration Statement will be deemed terminated as of the time of filing this registration statement. If the registrant sells any additional securities pursuant to the Prior Registration Statement on Form F-3 after the date hereof and prior to the date of effectiveness of this Registration Statement, the registrant will file a pre-effective amendment to this Registration Statement to update the amount of unsold securities from the Prior Registration Statement on Form F-3 to be included in this registration statement pursuant to Rule 415(a)(6). Pursuant to Rule 415(a)(6), the offering of unsold securities under the Prior Registration Statement on Form F-3 will be deemed terminated as of the date of effectiveness of this Registration Statement.
(4)	There is being registered hereunder an indeterminate number of shares of (a) Ordinary Shares, par value NIS 0.01 per share; (b) American Depositary Shares representing Ordinary Shares par value NIS 0.01 per share; (c) Units; (d) Warrants; and (e) Subscription Rights, consisting of some or all of these securities in any combination. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum initial offering price per unit will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of ordinary shares that may be issued from time to time to prevent dilution as a result of a distribution, split, combination or similar transaction.

An unspecified maximum aggregate offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices, to be determined at the time of their sale.

Pursuant to Rule 415(a)(6) under the Securities Act, this registration statement includes $47,350,000 of unsold securities, or the Unsold Securities, of the registrant that had been previously registered pursuant to the registration statement on Form F-3 (File No. 333-274458) initially filed on September 11, 2023, as amended by Amendment No. 1 to Form F-3 filed on September 22, 2023, and declared effective on September 29, 2023, or the Prior Registration Statement. In connection with the registration of the Unsold Securities on the Prior Registration Statement, the registrant paid a registration fee of $5,51 (calculated at the filing fee rate in effect at the time of the filing of the Prior Registration Statement). In accordance with SEC rules, the registrant may continue to use the Prior Registration Statement on Form F-3 to offer and sell any unsold securities during the grace period afforded by Rule 415(a)(5). Pursuant to Rule 415(a)(6), the registrant is carrying forward to this registration statement the Unsold Securities that were previously registered on the Prior Registration Statement, and the registration fee paid with respect to the Unsold Securities will continue to be applied to the Unsold Securities that are being carried forward to this registration statement. No additional filing fee is due with respect to the Unsold Securities included in this registration statement. Pursuant to Rule 415(a)(6), the offering of the Unsold Securities under the Prior Registration Statement will be deemed terminated as of the time of filing this registration statement. If the registrant sells any additional securities pursuant to the Prior Registration Statement on Form F-3 after the date hereof and prior to the date of effectiveness of this Registration Statement, the registrant will file a pre-effective amendment to this Registration Statement to update the amount of unsold securities from the Prior Registration Statement on Form F-3 to be included in this registration statement pursuant to Rule 415(a)(6). Pursuant to Rule 415(a)(6), the offering of unsold securities under the Prior Registration Statement on Form F-3 will be deemed terminated as of the date of effectiveness of this Registration Statement.
(5)	There is being registered hereunder an indeterminate number of shares of (a) Ordinary Shares, par value NIS 0.01 per share; (b) American Depositary Shares representing Ordinary Shares par value NIS 0.01 per share; (c) Units; (d) Warrants; and (e) Subscription Rights, consisting of some or all of these securities in any combination. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum initial offering price per unit will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of ordinary shares that may be issued from time to time to prevent dilution as a result of a distribution, split, combination or similar transaction.

An unspecified maximum aggregate offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices, to be determined at the time of their sale.

Pursuant to Rule 415(a)(6) under the Securities Act, this registration statement includes $47,350,000 of unsold securities, or the Unsold Securities, of the registrant that had been previously registered pursuant to the registration statement on Form F-3 (File No. 333-274458) initially filed on September 11, 2023, as amended by Amendment No. 1 to Form F-3 filed on September 22, 2023, and declared effective on September 29, 2023, or the Prior Registration Statement. In connection with the registration of the Unsold Securities on the Prior Registration Statement, the registrant paid a registration fee of $5,51 (calculated at the filing fee rate in effect at the time of the filing of the Prior Registration Statement). In accordance with SEC rules, the registrant may continue to use the Prior Registration Statement on Form F-3 to offer and sell any unsold securities during the grace period afforded by Rule 415(a)(5). Pursuant to Rule 415(a)(6), the registrant is carrying forward to this registration statement the Unsold Securities that were previously registered on the Prior Registration Statement, and the registration fee paid with respect to the Unsold Securities will continue to be applied to the Unsold Securities that are being carried forward to this registration statement. No additional filing fee is due with respect to the Unsold Securities included in this registration statement. Pursuant to Rule 415(a)(6), the offering of the Unsold Securities under the Prior Registration Statement will be deemed terminated as of the time of filing this registration statement. If the registrant sells any additional securities pursuant to the Prior Registration Statement on Form F-3 after the date hereof and prior to the date of effectiveness of this Registration Statement, the registrant will file a pre-effective amendment to this Registration Statement to update the amount of unsold securities from the Prior Registration Statement on Form F-3 to be included in this registration statement pursuant to Rule 415(a)(6). Pursuant to Rule 415(a)(6), the offering of unsold securities under the Prior Registration Statement on Form F-3 will be deemed terminated as of the date of effectiveness of this Registration Statement.
(6)	There is being registered hereunder an indeterminate number of shares of (a) Ordinary Shares, par value NIS 0.01 per share; (b) American Depositary Shares representing Ordinary Shares par value NIS 0.01 per share; (c) Units; (d) Warrants; and (e) Subscription Rights, consisting of some or all of these securities in any combination. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum initial offering price per unit will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of ordinary shares that may be issued from time to time to prevent dilution as a result of a distribution, split, combination or similar transaction.

An unspecified maximum aggregate offering price and number of securities of each identified class is being registered and may from time to time be offered at unspecified prices, to be determined at the time of their sale.

Pursuant to Rule 415(a)(6) under the Securities Act, this registration statement includes $47,350,000 of unsold securities, or the Unsold Securities, of the registrant that had been previously registered pursuant to the registration statement on Form F-3 (File No. 333-274458) initially filed on September 11, 2023, as amended by Amendment No. 1 to Form F-3 filed on September 22, 2023, and declared effective on September 29, 2023, or the Prior Registration Statement. In connection with the registration of the Unsold Securities on the Prior Registration Statement, the registrant paid a registration fee of $5,51 (calculated at the filing fee rate in effect at the time of the filing of the Prior Registration Statement). In accordance with SEC rules, the registrant may continue to use the Prior Registration Statement on Form F-3 to offer and sell any unsold securities during the grace period afforded by Rule 415(a)(5). Pursuant to Rule 415(a)(6), the registrant is carrying forward to this registration statement the Unsold Securities that were previously registered on the Prior Registration Statement, and the registration fee paid with respect to the Unsold Securities will continue to be applied to the Unsold Securities that are being carried forward to this registration statement. No additional filing fee is due with respect to the Unsold Securities included in this registration statement. Pursuant to Rule 415(a)(6), the offering of the Unsold Securities under the Prior Registration Statement will be deemed terminated as of the time of filing this registration statement. If the registrant sells any additional securities pursuant to the Prior Registration Statement on Form F-3 after the date hereof and prior to the date of effectiveness of this Registration Statement, the registrant will file a pre-effective amendment to this Registration Statement to update the amount of unsold securities from the Prior Registration Statement on Form F-3 to be included in this registration statement pursuant to Rule 415(a)(6). Pursuant to Rule 415(a)(6), the offering of unsold securities under the Prior Registration Statement on Form F-3 will be deemed terminated as of the date of effectiveness of this Registration Statement.